UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2007

Commission File	Registrant; State of Incorporation;	IRS Employer
Number	Address and Telephone Number	Identification No.

1-905		23-0959590
PPL Electric Utilities Corporation
(Exact name of Registrant as specified in its charter)
(Pennsylvania)
Two North Ninth Street
Allentown, PA 18101-1179
(610) 774-5151
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
UNDERWRITING AGREEMENT DATED AUGUST 8, 2007
SUPPLEMENTAL INDENTURE NO.7 DATED AUGUST 1,2007
OFFICERS CERTIFICATE DATED AUGUST 13,2007
SEVENTY-SIXTH SUPPLEMENTAL INDENTURE

Section 2 -— Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant
Section 8 — Other Events
Item 8.01 Other Events
On August 8, 2007, PPL Electric Utilities Corporation (“PPL Electric”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC and Scotia Capital (USA) Inc., as the several underwriters named therein (the “Underwriters”), relating to the offering and sale by PPL Electric of $250,000,000 of 6.45% Senior Secured Bonds due 2037 (the “Bonds”). The Bonds were issued under PPL Electric’s Indenture, dated as of August 1, 2001, to The Bank of New York (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as trustee (the “Indenture”), as previously supplemented and as supplemented by Supplemental Indenture No. 7 thereto, dated as of August 1, 2007 (the “Supplemental Indenture”), establishing the series and certain terms of the Bonds, and will initially be secured by the lien of the Indenture and by first mortgage bonds issued under a Mortgage and Deed of Trust, dated as of October 1, 1945, as previously supplemented and as supplemented by the Seventy-sixth Supplement thereto (the “Mortgage Supplement”, and together with the Mortgage and Deed of Trust, the “Mortgage”). The Mortgage and the Indenture create a lien on substantially all of PPL Electric’s distribution properties and certain of its transmission properties, which liens may be released subject to certain circumstances and conditions, and subject to certain exceptions and exclusions, in each case, as described in the prospectus and prospectus supplement related to the offering (collectively, the “prospectus”). The Bonds were issued on August 13, 2007. The maturity date of the Bonds is August 15, 2037, subject to early redemption, in whole at any time or in part from time to time, at redemption prices set forth in the prospectus. A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this report.
The Indenture, Supplemental Indenture and Officer’s Certificate are filed with this report as Exhibits 4(a), 4(b) and 4(c), respectively, and the Mortgage and Mortgage Supplement establishing certain terms of the Bonds are filed with this report as Exhibits 4(d) and 4(e) , respectively.
PPL Electric will apply the net proceeds from the sale of the Bonds, together with cash on hand, to pay at maturity $255 million outstanding aggregate principle amount of its Senior Secured Bonds, 5-7/8% Series, due August 15, 2007.
The Bonds were offered and sold under PPL Electric’s joint Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-132574-03), as amended by Post-Effective Amendment No.1 thereto. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the offering.
PPL Electric does not intend to list the Bonds on any securities exchange.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

1	(a)	Underwriting Agreement, dated August 8, 2007, among PPL Electric Utilities Corporation and BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC and Scotia Capital (USA) Inc., as the several underwriters named therein.

4	(a)	Indenture, dated as of August 1, 2001, of PPL Electric Utilities Corporation to The Bank of New York (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee (Exhibit 4.1 to PPL Electric Utilities Corporation Form 8-K Report (File No. 1-905) dated August 21, 2001).

4 (b)		Supplemental Indenture No. 7, dated as of August 1, 2007, of PPL Electric Utilities Corporation to The Bank of New York (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee.

4	(c)	Officers’ Certificate, dated August 13, 2007, pursuant to Section 201 and 301 of the Indenture.

4	(d)	Mortgage and Deed of Trust, dated as of October 1, 1945, of PPL Electric Utilities Corporation to Guaranty Trust Company (Deutsche Bank Trust Company Americas, successor), as Trustee (Exhibit 2(a)-4 to Registration Statement No. 2.60291).

4	(e)	Seventy-sixth Supplemental Indenture, dated as of August 1, 2007, of PPL Electric Utilities Corporation to Deutsche Bank Trust Company Americas, as Trustee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION
By:	/s/ James E. Abel
James E. Abel
Vice President-Finance and Treasurer

Dated: August 13, 2007